UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 July 3, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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Item 5.    Other Events

In connection with the offering of up to 4,000,000 (4,600,000 if the underwriters' over-allotment option is fully exercised) shares of the Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share (liquidation preference $25 per share) (the "Series H Preferred Stock"), of Mid-America Apartment Communities, Inc. (the "Company"), attached to this report are the exhibits listed below.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.

       The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Number          Description

12.1            Statement regarding computation of ratios

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  July 3, 2003         /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)